UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2023

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1445 South Spectrum Blvd, Suite 102	Chandler,	Arizona	85286
(Address of principal executive offices and Zip Code)

 (408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value of $0.001 per share	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 2, 2023, Viavi Solutions Inc. (the “Company”) issued a press release announcing the entry into privately negotiated exchange and/or subscription agreements with certain holders of its 1.00% Senior Convertible Notes due 2024 (the “2024 Notes”) and certain new investors pursuant to which the Company will issue $250 million aggregate principal amount of its 1.625% Senior Convertible Notes due 2026 (the “New Notes”) consisting of (a) approximately $132 million principal amount of New Notes in exchange for approximately $128 million principal amount of 2024 Notes (the “Exchange Transactions”) and (b) approximately $118 million principal amount of New Notes for cash (the “Subscription Transactions” and together with the Exchange Transactions, the “Transactions”), in each case, pursuant to exemptions from registration under the Securities Act of 1933, as amended, and the rules and regulations thereunder. Following the closing of the Exchange Transactions, approximately $96 million in aggregate principal amount of 2024 Notes will remain outstanding with terms unchanged. The Company intends to use the net proceeds from the Subscription Transactions for general corporate purposes, including retirement of indebtedness. The Transactions are expected to close concurrently on or about March 6, 2023, subject to customary closing conditions. In connection with the issuance of the New Notes, the Company expects to repurchase up to $30 million of shares of its common stock from certain institutional investors. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Viavi Solutions Inc. on March 2, 2023.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

	By:	/s/ Henk Derksen
	Name:	Henk Derksen
	Title:	Executive Vice President and Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

March 2, 2023